STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7,  GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------





NEW ISSUE MARKETING MATERIALS

$383,030,000 (Approximate)


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Depositor

WELLS FARGO BANK MINNESOTA, NA
Master Servicer

JP MORGAN CHASE BANK
Trustee

BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter


All statistical Information is preliminary and based upon Information as of November 1, 2005.


November 30, 2005


BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7,  GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                             $383,030,000 (approx)
                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
          MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1


                                 Expected     Credit    Interest
                 Certificate     Ratings      Enhanc.     Rate
Class               Size (1)       (2)        %age(3)     Type               Collateral Type             Certificate Type
------------------------------------------------------------------------------------------------------------------------------------

                                                        Offered Certificates
                                                        --------------------

1-A-1            $305,838,000    AAA/Aaa       21.75%    WAC (4)        LIBOR Annual Monthly Avg.     Super Senior PT
1-A-2            $56,673,000     AAA/Aaa       7.25%     Floater (5)    LIBOR Annual Monthly Avg.     Senior Support PT
1-X-1            Notional (6)    AAA/Aaa       7.25%     WAC (6)        LIBOR Annual Monthly Avg.     Senior Interest Only
1-M-X            Notional (7)    AA+/Aa1       5.40%     WAC (7)        LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-1            $7,231,000      AA+/Aa1       5.40%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-2            $5,081,000      AA/Aa2        4.10%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-3            $4,299,000      A/A1          3.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-4            $3,908,000      BBB/Baa1      2.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater

                                                      Non-Offered Certificates
                                                      ------------------------
1-B-5            $3,322,000      BB/Ba2        1.15%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-6            $2,541,000      B/NR          0.50%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-7            $2,954,575      NR/NR         0.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater

(1)  The Certificate Sizes are approximate and subject to a +/-10% variance.

(2) The Offered Certificates will be rated by Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's").

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) The Class 1-A-1 Certificates will bear interest bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average net rate of the Group 1 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.266%. The Class 1-A-1 Certificates will settle with accrued interest on a 30/360 basis (24 day delay). The certificate balances of the Class 1-A-1 Certificates are subject to increases due to the negative amortization feature of the mortgage loans in Group 1 as described herein.

(5) The Pass-Through Rate for the Class 1-A-2 Certificates (together with the Class 1-A-1 Certificates, the "Class 1-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.380% subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, such class's margin will be multiplied by 2.0 times the original certificate margin. The Class 1-A-2 Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-A-2 Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(6) The Class 1-X-1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-A-2 Certificates based on the notional amount equal to aggregate current principal amount of the Class 1-A-2 Certificates. The Class 1-X-1 will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class 1-M-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-B Certificates based on the notional amount equal to current principal amount of the Class 1-B Certificates. . The Class M-X will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Pass-Through Rate for the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4 , Class 1-B-5, Class 1-B-6 and Class 1-B-7 Certificates (collectively, the "Class 1-B Certificates") will be a floating rate based on One-Month LIBOR plus 0.650%, 0.700%, 1.250%, 1.500%, 1.500%, 1.500% and
     1.500%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class 1-B Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-B Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
DEPOSITOR/SELLER:               Structured Assets Mortgage Investments II,
                                Inc. ("SAMI II")


ORIGINATORS:                    All of the Group 1 Mortgage Loans were
                                originated by Bank of America.

UNDERLYING SERVICERS:           All of the Group 1 Mortgage Loans are
                                serviced by Bank of America

MASTER SERVICER:                Wells Fargo Bank Minnesota, NA TRUSTEE: JP
                                Morgan Chase Bank

CUT-OFF DATE:                   November 1, 2005

CLOSING DATE:                   November 30, 2005

RATING AGENCIES:                The Offered Certificates will be rated
                                Standard & Poor's ("S&P") and Moody's
                                Investors Service ("Moody's").

LEGAL STRUCTURE:                REMIC

OPTIONAL CALL:                  10% cleanup call

DISTRIBUTION DATE:              25th of each month, or next business day,
                                commencing December 26, 2005.

REMITTANCE TYPE:                Scheduled/Scheduled

FORM OF REGISTRATION:           The investment grade Certificates will be issued
                                in book-entry form through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Offered Certificates (other than the Class 1-B-3 and Class 1-B-4 Certificates) are expected to constitute "mortgage related securities" for purposes of SMMEA.

ADVANCING OBLIGATION:           The Underlying Servicers are obligated to
                                advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.


BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

COMPENSATING INTEREST:          On each distribution date, the Underlying
                                Servicers are required to pay Compensating
                                Interest up to the amount of its Servicing
                                Fee to cover prepayment interest shortfalls
                                ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans that occurred during the Prepayment Period. The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related
                                Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

COLLATERAL DESCRIPTION:         On November 1, 2005, the aggregate principal
                                balance of the Group 1 Mortgage Loans
                                described herein is expected to be
                                approximately $390.8 million.

                                The Group 1 Mortgage Loans are indexed to the LIBOR Annual Monthly Average ("LAMA") which equates to the 12-month average of 1-month LIBOR. ( In order to view historical LAMA type LAMAINDX on Bloomberg.) The Group 1 Mortgage Loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and
                                (iii) if the unpaid principal balance exceeds a percentage of 110% or 115% of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                     % of     Gross     Net    WAM   Gross    Net     Max
        Group        Pool      WAC      WAC   (mos.) Margin  Margin   Rate
   -----------------------------------------------------------------------------
   Group 1 - LAMA   100.00%   4.641%   4.266%  358   2.670%  2.295%  9.957%

                                None of the Group 1 Mortgage Loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from one year to five years after the mortgage loan was originated.

                                PREPAYMENT PENALTY TABLE

                                             No        Hard       Soft*
                                 Group     PrePay
                                ------------------------------------------------
                                Group 1    100.00%     0.00%      0.00%

                                *The Prepayment Penalties that are soft, borrowers will not be required to pay the penalty if property is sold.

                                See the attached collateral descriptions for more information. NOTE: the information related to the mortgage loans described herein reflects information as of the November 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

UNDERWRITING STANDARDS:         The Group 1 Mortgage Loans were underwritten
                                to the guidelines of the Originator as more fully described in the prospectus supplement.

CREDIT ENHANCEMENT:             Credit Enhancement for the Certificates will
                                be provided by a senior/subordinate shifting interest structure. The Subordinate
                                Certificates provide credit enhancement for the Senior Certificates.

CARRYOVER SHORTFALL AMOUNT:     If on any Distribution Date, the Certificate
                                Interest Rate of any of the Class 1-A-2 or Class 1-B Certificates is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Pass-Through Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap,

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET

                                together with the unpaid portion of any
                                excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net Rate Cap). On any Distribution Date, the Carryover Shortfall Amount will be paid to the to the Class 1-A-2 from its related Carryover Reserve Fund and to the Class 1-B Certificates, sequentially, from their related Carryover Reserve Fund, after all of the Offered Certificates have received their required amounts (see Cash-Flow Description below).

CASH-FLOW DESCRIPTION:          Distributions on the Certificates will be
                                made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                AVAILABLE FUNDS:

                                1.   Payment of interest to the holders of
                                     the Class 1-A Certificates and 1-X-1
                                     Certificates (net of Carryover Shortfall
                                     Amounts) in an amount equal to their
                                     respective Pass-Through Rates (as
                                     described on the cover page);

                                2.   Payment of principal to the holders of
                                     the Class 1-A Certificates in an amount
                                     equal to its Senior Optimal Principal
                                     Amount;

                                3.   Payment of interest to the Class M-X
                                     Certificates (net of Carryforward
                                     Shortfall Amount).

                                4.   Payment of interest and principal
                                     sequentially to the Class 1-B
                                     Certificates so each such Class shall
                                     receive (a) interest at each class'
                                     respective Pass-Through Rate, and (b)
                                     such class' Allocable Share of the
                                     Subordinate Optimal Principal
                                     Distribution Amount.

                                5.   Payment of any Carryover Shortfall
                                     Amounts to the Class IA-2 and Class 1- B
                                     Certificates.

NEGATIVE AMORTIZATION:          Since the mortgage loans are subject to
                                negative amortization, the Class 1-A
                                Certificates and the Subordinate Certificates are subject to increases in their principal balances. HOWEVER, THE AMOUNT OF NEGATIVE
                                AMORTIZATION THAT OCCURS IN EACH INTEREST
                                ACCRUAL PERIOD WITH RESPECT TO EACH MORTGAGE
                                LOAN SUBGROUP WILL BE OFFSET BY PRINCIPAL
                                COLLECTIONS FOR SUCH PERIOD ON SUCH RELATED
                                MORTGAGE LOAN SUBGROUP. Any negative
                                amortization for a related loan subgroup that is not offset by principal collections will be accreted pro rata to each class of Certificates.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

SHIFTING INTEREST:              The Senior Certificates (except for the
                                Interest Only Certificates) will be entitled to receive 100% of the prepayments on the mortgage loans up to and including November
                                2015. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus
                                70%, 60%, 40%, 20% and 0% of the related
                                Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal
                                Amount of the related Subordinate
                                Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                                Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the related mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the related mortgage loans do not exceed a) on or prior to November 2008, 20% or b) after November 2008, 30%, then prepayments will be allocated on a pro rata basis.

                                If doubling occurs prior to the third
                                anniversary and the above delinquency and loss tests are met, then 50% of the related subordinate prepayment percentage can be allocated to the related subordinate classes.

ALLOCATION OF LOSSES:           Realized Losses on the mortgage loans will be
                                allocated to the most junior class of
                                Certificates outstanding beginning with the
                                Class 1-B-6 Certificates, until the
                                Certificate Principal Balance of each
                                Subordinate Class has been reduced to zero.
                                Thereafter, Realized Losses on the Group 1
                                Mortgage Loans will be allocated first to the Class 1-A-2 Certificates until zero and then to the Class 1-A-1 Certificates.

CORRIDOR CAP CONTRACT:          The issuer will benefit from a series of
                                interest rate cap payments from the Yield
                                Maintenance Provider pursuant to two corridor cap agreements (the "Corridor Cap Agreement") purchased with respect to the Class 1-A-2 and Class 1-B Certificates. The Corridor Cap
                                Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Class 1-A-2 and Class 1-B Certificates and the Net Rate Cap with respect to the mortgage loans.

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                On each Distribution Date, payments under the Corridor Cap Agreement will be an amount equal to the product of (i) the excess of the minimum of (1) the then current 1-Month LIBOR and (2) 10.50% for such Distribution Date over the strike rate, (ii) the lesser of (a) the related Principal Balance of the respective class(es) for such Distribution Date and (b) the notional balance based on a certain prepayment speed for such loans on such Distribution Date as set forth in
                                Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360.

YIELD MAINTENANCE PROVIDER:     Bear Stearns Financial Products Inc.


BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                   EXHIBIT 1 - CORRIDOR CAP TERMS
                   ------------------------------
DISTRIBUTION       CLASS I-A-2       CLASS 1-A-2     CLASS 1-B       CLASS 1-B
DATE               NOTIONAL          STRIKE RATE     NOTIONAL        STRIKE RATE
----               --------          -----------     --------        -----------
25-Dec-05          56,673,000.00     100             28,336,575.00   100
25-Jan-06          55,251,170.98     8.44            28,330,405.39   8.44
25-Feb-06          54,079,026.16     8.96            28,324,231.26   8.96
25-Mar-06          52,955,782.27     10.27           28,321,932.15   10.27
25-Apr-06          51,869,538.43     9.27            28,321,932.15   9.27
25-May-06          50,804,769.39     9.58            28,321,932.15   9.58
25-Jun-06          49,761,032.78     9.27            28,321,932.15   9.27
25-Jul-06          48,737,895.70     9.58            28,321,932.15   9.58
25-Aug-06          47,734,934.47     9.27            28,321,932.15   9.27
25-Sep-06          46,751,734.46     9.27            28,321,932.15   9.27
25-Oct-06          45,787,889.86     9.58            28,321,932.15   9.58
25-Nov-06          44,832,360.66     9.27            28,321,932.15   9.27
25-Dec-06          43,894,871.56     9.58            28,321,932.15   9.58
25-Jan-07          42,975,491.10     9.27            28,321,932.15   9.27
25-Feb-07          42,074,377.39     9.27            28,321,932.15   9.27
25-Mar-07          41,191,152.46     10.27           28,321,932.15   10.27
25-Apr-07          40,325,446.44     9.27            28,321,932.15   9.27
25-May-07          39,476,897.39     9.58            28,321,932.15   9.58
25-Jun-07          38,645,151.11     9.27            28,321,932.15   9.27
25-Jul-07          37,829,860.97     9.58            28,321,932.15   9.58
25-Aug-07          37,030,687.76     9.27            28,321,932.15   9.27
25-Sep-07          36,247,044.83     9.27            28,321,915.87   9.27
25-Oct-07          35,478,872.02     9.58            28,321,899.53   9.58
25-Nov-07          34,717,270.30     9.27            28,321,883.13   9.27
25-Dec-07          33,970,093.52     9.58            28,321,866.67   9.58
25-Jan-08          33,237,387.04     9.27            28,321,850.14   9.27
25-Feb-08          32,518,884.11     9.27            28,321,799.07   9.27
25-Mar-08          31,814,693.74     9.91            28,321,747.81   9.91
25-Apr-08          31,124,519.10     9.27            28,321,696.37   9.27
25-May-08          30,448,069.73     9.58            28,321,644.73   9.58
25-Jun-08          29,622,247.63     9.27            28,306,816.54   9.27
25-Jul-08          28,816,092.30     9.58            28,291,872.30   9.58
25-Aug-08          28,029,137.92     9.27            28,276,811.14   9.27
25-Sep-08          27,260,929.74     9.27            28,261,632.23   9.27
25-Oct-08          26,511,023.79     9.58            28,246,334.69   9.58
25-Nov-08          25,768,556.50     9.27            28,229,715.70   9.27
25-Dec-08          25,090,374.11     9.58            27,878,141.36   9.58
25-Jan-09          24,480,770.14     9.27            27,200,804.87   9.27
25-Feb-09          23,885,844.46     9.27            26,539,777.57   9.27
25-Mar-09          23,305,245.68     10.27           25,894,669.00   10.27
25-Apr-09          22,738,630.76     9.27            25,265,098.04   9.27
25-May-09          22,185,664.86     9.58            24,650,692.62   9.58

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976 NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Page 9 Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

25-Jun-09          21,646,021.11       9.27           24,051,089.57     9.27
25-Jul-09          21,119,380.46       9.58           23,465,934.37     9.58
25-Aug-09          20,605,431.45       9.27           22,894,880.98     9.27
25-Sep-09          20,103,870.08       9.27           22,337,591.60     9.27
25-Oct-09          19,614,399.57       9.58           21,793,736.49     9.58
25-Nov-09          19,136,730.25       9.27           21,262,993.78     9.27
25-Dec-09          18,670,579.34       9.58           20,745,049.28     9.58
25-Jan-10          18,215,670.83       9.27           20,239,596.32     9.27
25-Feb-10          17,771,735.28       9.27           19,746,335.51     9.27
25-Mar-10          17,338,509.69       10.27          19,264,974.64     10.27
25-Apr-10          16,915,737.34       9.27           18,795,228.46     9.27
25-May-10          16,503,167.64       9.58           18,336,818.52     9.58
25-Jun-10          16,100,555.96       9.27           17,889,473.05     9.27
25-Jul-10          15,707,663.55       9.58           17,452,926.73     9.58
25-Aug-10          15,324,257.32       9.27           17,026,920.60     9.27
25-Sep-10          14,950,109.78       9.27           16,611,201.88     9.27
25-Oct-10          14,584,998.84       9.58           16,205,523.81     9.58
25-Nov-10          14,228,707.74       9.27           15,809,645.55     9.27
25-Dec-10          13,881,024.89       9.58           15,423,331.99     9.58
25-Jan-11          13,541,743.75       9.27           15,046,353.64     9.27
25-Feb-11          13,210,662.71       9.27           14,678,486.50     9.27
25-Mar-11          12,887,584.99       10.27          14,319,511.92     10.27
25-Apr-11          12,572,318.49       9.27           13,969,216.46     9.27
25-May-11          12,264,675.71       9.58           13,627,391.79     9.58
25-Jun-11          11,964,473.65       9.27           13,293,834.55     9.27
25-Jul-11          11,671,533.65       9.58           12,968,346.26     9.58
25-Aug-11          11,385,681.33       9.27           12,650,733.17     9.27
25-Sep-11          11,106,746.49       9.27           12,340,806.14     9.27
25-Oct-11          10,834,562.98       9.58           12,038,380.58     9.58
25-Nov-11          10,568,968.64       9.27           11,743,276.31     9.27
25-Dec-11          10,309,805.17       9.58           11,455,317.43     9.58
25-Jan-12          10,056,918.06       9.27           11,174,332.28     9.27
25-Feb-12          9,810,156.50        9.27           10,900,153.27     9.27
25-Mar-12          9,569,373.28        9.91           10,632,616.85     9.91
25-Apr-12          9,334,424.70        9.27           10,371,563.36     9.27
25-May-12          9,105,170.52        9.58           10,116,836.97     9.58
25-Jun-12          8,881,473.83        9.27           9,868,285.55      9.27
25-Jul-12          8,663,201.01        9.58           9,625,760.65      9.58
25-Aug-12          8,450,221.63        9.27           9,389,117.33      9.27
25-Sep-12          8,242,408.39        9.27           9,158,214.15      9.27
25-Oct-12          8,039,637.01        9.58           8,932,913.04      9.58
25-Nov-12          7,841,786.20        9.27           8,713,079.22      9.27
25-Dec-12          7,648,737.59        9.58           8,498,581.16      9.58
25-Jan-13          7,460,375.61        9.27           8,289,290.46      9.27
25-Feb-13          7,276,587.48        9.27           8,085,081.80      9.27

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Page 10 Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

25-Mar-13          7,097,263.10       10.27          7,885,832.86      10.27
25-Apr-13          6,922,295.02       9.27           7,691,424.24      9.27
25-May-13          6,751,578.35       9.58           7,501,739.40      9.58
25-Jun-13          6,585,010.73       9.27           7,316,664.61      9.27
25-Jul-13          6,422,492.22       9.58           7,136,088.83      9.58
25-Aug-13          6,263,925.31       9.27           6,959,903.70      9.27
25-Sep-13          6,109,214.80       9.27           6,788,003.45      9.27
25-Oct-13          5,958,267.77       9.58           6,620,284.84      9.58
25-Nov-13          5,810,993.53       9.27           6,456,647.10      9.27
25-Dec-13          5,667,303.58       9.58           6,296,991.90      9.58
25-Jan-14          5,527,111.51       9.27           6,141,223.22      9.27
25-Feb-14          5,390,333.00       9.27           5,989,247.38      9.27
25-Mar-14          5,256,885.74       10.27          5,840,972.92      10.27
25-Apr-14          5,126,689.40       9.27           5,696,310.59      9.27


BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976 NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Page 11 Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                                  EXHIBIT II - YIELD TABLES TO CALL
                                                  ---------------------------------

Class 1-B-1 to Call
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49       8.93        6.74        5.49        4.66          4.01        3.09       2.35
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023   1/25/2019   11/25/2015  11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217         158         120          96          78            66          48         36
Yield                4.84        4.99        4.99        4.99        4.99          4.99        4.99        4.99

Class 1-B-2 to Call
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49       8.93        6.74        5.49        4.66          4.01     3.09          2.35
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023   1/25/2019   11/25/2015  11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217         158          120         96         78          66           48          36
Yield                4.89        5.04         5.04       5.04       5.04        5.04         5.04        5.04

Class 1-B-3 to Call
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49       8.93        6.74        5.49        4.66       4.01        3.09        2.35
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023   1/25/2019   11/25/2015  11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217         158          120         96         78          66           48          36
Yield                5.46        5.61         5.61       5.61       5.61        5.61         5.61        5.61

Class 1-B-4 to Call
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49       8.93        6.74        5.49        4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023   1/25/2019   11/25/2015  11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217         158          120         96         78          66           48          36
Yield                5.72        5.83         5.83       5.82       5.81        5.81         5.78        5.75

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
-------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                     Page 12

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR7, GROUP 1
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                               EXHIBIT III - YIELD TABLES TO MATURITY
                                               --------------------------------------

Class 1-B-1 to Maturity
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life          13.38        9.82        7.52        6.16        5.29        4.59        3.65        2.93
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    11/25/2035   11/25/2035  11/25/2035  11/25/2035  10/25/2035  9/25/2035   7/25/2034   2/25/2029
Prin. Window Len     360          360         360         360         359        358         344         279
Yield                4.85         5.01        5.01        5.01        5.02       5.02        5.03        5.04

Class 1-B-2 to Maturity
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life          13.38        9.82        7.52        6.16        5.29        4.59        3.65        2.93
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    11/25/2035   11/25/2035  11/25/2035  11/25/2035  10/25/2035  9/25/2035   2/25/2034   2/25/2029
Prin. Window Len     360          360         360         360         359        358         339         279
Yield                4.90         5.06        5.06        5.06        5.06       5.06        5.07        5.09

Class 1-B-3 to Maturity
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life          13.38        9.82        7.52        6.16        5.29        4.59        3.65        2.93
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    11/25/2035   11/25/2035  11/25/2035  11/25/2035  10/25/2035  9/25/2035   2/25/2034   2/25/2029
Prin. Window Len     360          360         360         360         359        358         339         279
Yield                5.46         5.60        5.59        5.59        5.58       5.58        5.57        5.56

Class 1-B-4 to Maturity
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life          13.38        9.82        7.52        6.16        5.29        4.59        3.65        2.93
Prin. Start Date  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    11/25/2035   11/25/2035  11/25/2035  11/25/2035  10/25/2035  9/25/2035   2/25/2034   2/25/2029
Prin. Window Len     360          360         360         360         359        358         339         279
Yield                5.71         5.81        5.79        5.78        5.77       5.76        5.72        5.67

BEAR, STEARNS & CO. INC. ARM DESK (212) 272-4976               NOVEMBER 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
                         -------------------------------
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
            ---------------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------




New Issue Marketing Materials
$383,030,000 (Approximate)

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank Minnesota, NA
Master Servicer

JP Morgan Chase Bank
Trustee

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of November 1, 2005.


November 30, 2005


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                              $383,030,000 (approx)
                  Structured Asset Mortgage Investments II Inc.
          Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1


                 Certificate     Expected      Credit        Interest
                    Size         Ratings       Enchance.       Rate
Class               (1)            (2)         %age (3)        Type       Collateral Type              Certificate Type
                                                     Offered Certificates
1-A-1            $305,838,000    AAA/Aaa       21.75%    WAC (4)        LIBOR Annual Monthly Avg.     Super Senior PT
1-A-2            $56,673,000     AAA/Aaa       7.25%     Floater (5)    LIBOR Annual Monthly Avg.     Senior Support PT
1-X-1            Notional (6)    AAA/Aaa       7.25%     WAC (6)        LIBOR Annual Monthly Avg.     Senior Interest Only
1-M-X            Notional (7)    AA+/Aa1       5.40%     WAC (7)        LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-1            $7,231,000      AA+/Aa1       5.40%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-2            $5,081,000      AA/Aa2        4.10%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-3            $4,299,000      A/A1          3.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-4            $3,908,000      BBB/Baa1      2.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
                                               Non-Offered Certificates
1-B-5            $3,322,000      BB/Ba2        1.15%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-6            $2,541,000      B/NR          0.50%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-7            $2,954,575      NR/NR         0.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater

(1) The Certificate Sizes are approximate and subject to a +/-10% variance.

(2) The Offered Certificates will be rated by Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's").

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) The Class 1-A-1 Certificates will bear interest bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average net rate of the Group 1 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.266%. The Class 1-A-1 Certificates will settle with accrued interest on a 30/360 basis (24 day delay). The certificate balances of the Class 1-A-1 Certificates are subject to increases due to the negative amortization feature of the mortgage loans in Group 1 as described herein.

(5) The Pass-Through Rate for the Class 1-A-2 Certificates (together with the Class 1-A-1 Certificates, the "Class 1-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.380% subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, such class's margin will be multiplied by 2.0 times the original certificate margin. The Class 1-A-2 Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-A-2 Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(6) The Class 1-X-1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-A-2 Certificates based on the notional amount equal to aggregate current principal amount of the Class 1-A-2 Certificates. The Class 1-X-1 will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class 1-M-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-B Certificates based on the notional amount equal to current principal amount of the Class 1-B Certificates. . The Class M-X will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Pass-Through Rate for the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4 , Class 1-B-5, Class 1-B-6 and Class 1-B-7 Certificates (collectively, the "Class 1-B Certificates") will be a floating rate based on One-Month LIBOR plus 0.650%, 0.700%, 1.250%, 1.500%, 1.500%, 1.500% and 1.500%,
    respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class 1-B Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-B Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

  Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976             November 30, 2005
--------------------------------------------------------------------------------
  This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
  Supplement.                                                             Page 2

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:        Structured Assets Mortgage Investments II, Inc. ("SAMI
                         II")

Originators:             All of the Group 1 Mortgage Loans were originated by
                         Bank of America.

Underlying Servicers:    All of the Group 1 Mortgage Loans are serviced by Bank
                         of America

Master Servicer:         Wells Fargo Bank Minnesota, NA

Trustee:                 JP Morgan Chase Bank

Cut-off Date:            November 1, 2005

Closing Date:            November 30, 2005

Rating Agencies:         The Offered Certificates will be rated Standard &
                         Poor's ("S&P") and Moody's Investors Service
                         ("Moody's").

Legal Structure:         REMIC

Optional Call:           10% cleanup call

Distribution Date:       25th of each month, or next business day, commencing
                         December 26, 2005.

Remittance Type:         Scheduled/Scheduled

Form of Registration:    The investment grade Certificates will be issued in
                         book-entry form through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Offered Certificates (other than the Class 1-B-3 and Class 1-B-4 Certificates) are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:    The Underlying Servicers are obligated to advance
                         delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:   On each distribution date, the Underlying Servicers are
                         required to pay Compensating Interest up to the amount of its Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans that occurred during the Prepayment Period. The
                         Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution
                         Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Collateral Description:  On November 1, 2005, the aggregate principal balance of the Group 1 Mortgage Loans described herein is expected to be approximately $390.8 million.

                         The Group 1 Mortgage Loans are indexed to the LIBOR Annual Monthly Average ("LAMA") which equates to the 12-month average of 1-month LIBOR. (In order to view historical LAMA type LAMAINDX (Index)(Go) on Bloomberg.) The Group 1 Mortgage Loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110% or 115% of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.


Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                    Group            % of        Gross       Net         WAM       Gross         Net           Net
                                     Pool         WAC        WAC        (mos.)     Margin       Margin        Rate
               Group 1 - LAMA      100.00%      4.641%      4.266%       358       2.670%       2.295%       9.957%

                         None of the Group 1 Mortgage Loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from one year to five years after the mortgage loan was originated.

                         Prepayment Penalty Table
                                     No
                          Group     PrePay      Hard        Soft
                         Group 1    100.00%     0.00%      0.00%

                         *The Prepayment Penalties that are soft, borrowers will not be required to pay the penalty if property is sold.

                         See the attached collateral descriptions for more information. NOTE: the information related to the mortgage loans described herein reflects information as of the November 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

Underwriting Standards:  The Group 1 Mortgage Loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.

Credit Enhancement:      Credit Enhancement for the Certificates will be
                         provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit enhancement for the Senior Certificates.

Carryover Shortfall
Amount: If on any Distribution Date, the Certificate Interest Rate of any of the Class 1-A-2 or Class 1-B Certificates is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Pass-Through Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap,

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         together with the unpaid portion of any excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net Rate Cap). On any Distribution Date, the Carryover Shortfall Amount will be paid to the to the Class 1-A-2 from its related Carryover Reserve Fund and to the Class 1-B Certificates, sequentially, from their related Carryover Reserve Fund, after all of the Offered Certificates have received their required amounts (see Cash-Flow Description below).

Cash-Flow Description:   Distributions on the Certificates will be made on the
                         25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                         Available Funds:
                         1. Payment of interest to the holders of the Class 1-A Certificates and 1-X-1 Certificates (net of Carryover Shortfall Amounts) in an amount equal to their respective Pass-Through Rates (as described on the cover page);
                         2. Payment of principal to the holders of the Class 1-A Certificates in an amount equal to its Senior Optimal Principal Amount;
                         3. Payment of interest to the Class M-X Certificates (net of Carryforward Shortfall Amount).
                         4. Payment of interest and principal sequentially to the Class 1-B Certificates so each such Class shall receive (a) interest at each class' respective Pass-Through Rate, and (b) such class' Allocable Share of the Subordinate Optimal Principal Distribution Amount.
                         5. Payment of any Carryover Shortfall Amounts to the Class IA-2 and Class 1- B Certificates.

Negative Amortization:   Since the mortgage loans are subject to negative
                         amortization, the Class 1-A Certificates and the Subordinate Certificates are subject to increases in their principal balances. HOWEVER, THE AMOUNT OF
                         NEGATIVE AMORTIZATION THAT OCCURS IN EACH INTEREST
                         ACCRUAL PERIOD WITH RESPECT TO EACH MORTGAGE LOAN
                         SUBGROUP WILL BE OFFSET BY PRINCIPAL COLLECTIONS FOR
                         SUCH PERIOD ON SUCH RELATED MORTGAGE LOAN SUBGROUP. Any negative amortization for a related loan subgroup that is not offset by principal collections will be accreted pro rata to each class of Certificates.



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Shifting Interest:       The Senior Certificates (except for the Interest Only
                         Certificates) will be entitled to receive 100% of the prepayments on the mortgage loans up to and including
                         November 2015. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                         Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the related mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the related mortgage loans do not exceed a) on or prior to November 2008, 20% or b) after November 2008, 30%, then prepayments will be allocated on a pro rata basis.

                         If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the related subordinate prepayment percentage can be allocated to the related subordinate classes.

Allocation of Losses:    Realized Losses on the mortgage loans will be allocated
                         to the most junior class of Certificates outstanding beginning with the Class 1-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated first to the Class 1-A-2 Certificates until zero and then to the Class 1-A-1 Certificates.

Corridor Cap Contract:   The issuer will benefit from a series of interest rate
                         cap payments from the Yield Maintenance Provider pursuant to two corridor cap agreements (the "Corridor
                         Cap Agreement") purchased with respect to the Class
                         1-A-2 and Class 1-B Certificates. The Corridor Cap
                         Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Class
                         1-A-2 and Class 1-B Certificates and the Net Rate Cap with respect to the mortgage loans.

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 7

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         On each Distribution Date, payments under the Corridor Cap Agreement will be an amount equal to the product of
                         (i) the excess of the minimum of (1) the then current 1-Month LIBOR and (2) 10.50% for such Distribution Date over the strike rate, (ii) the lesser of (a) the related Principal Balance of the respective class(es) for such Distribution Date and (b) the notional balance based on a certain prepayment speed for such loans on such Distribution Date as set forth in Exhibit I, and
                         (iii) the actual number of days in the corresponding accrual period divided by 360.

Yield Maintenance
Provider:                Bear Stearns Financial Products Inc.
















Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 8

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                                   Exhibit 1 - Corridor Cap Terms
                         Distribution          Class I-A-2         Class 1-A-2        Class 1-B          Class 1-B
                            Date                Notional           Strike Rate         Notional         Strike Rate
                         25-Dec-05           56,673,000.00           100             28,336,575.00         100
                         25-Jan-06           55,251,170.98           8.44            28,330,405.39         8.44
                         25-Feb-06           54,079,026.16           8.96            28,324,231.26         8.96
                         25-Mar-06           52,955,782.27           10.27           28,321,932.15         10.27
                         25-Apr-06           51,869,538.43           9.27            28,321,932.15         9.27
                         25-May-06           50,804,769.39           9.58            28,321,932.15         9.58
                         25-Jun-06           49,761,032.78           9.27            28,321,932.15         9.27
                         25-Jul-06           48,737,895.70           9.58            28,321,932.15         9.58
                         25-Aug-06           47,734,934.47           9.27            28,321,932.15         9.27
                         25-Sep-06           46,751,734.46           9.27            28,321,932.15         9.27
                         25-Oct-06           45,787,889.86           9.58            28,321,932.15         9.58
                         25-Nov-06           44,832,360.66           9.27            28,321,932.15         9.27
                         25-Dec-06           43,894,871.56           9.58            28,321,932.15         9.58
                         25-Jan-07           42,975,491.10           9.27            28,321,932.15         9.27
                         25-Feb-07           42,074,377.39           9.27            28,321,932.15         9.27
                         25-Mar-07           41,191,152.46           10.27           28,321,932.15         10.27
                         25-Apr-07           40,325,446.44           9.27            28,321,932.15         9.27
                         25-May-07           39,476,897.39           9.58            28,321,932.15         9.58
                         25-Jun-07           38,645,151.11           9.27            28,321,932.15         9.27
                         25-Jul-07           37,829,860.97           9.58            28,321,932.15         9.58
                         25-Aug-07           37,030,687.76           9.27            28,321,932.15         9.27
                         25-Sep-07           36,247,044.83           9.27            28,321,915.87         9.27
                         25-Oct-07           35,478,872.02           9.58            28,321,899.53         9.58
                         25-Nov-07           34,717,270.30           9.27            28,321,883.13         9.27
                         25-Dec-07           33,970,093.52           9.58            28,321,866.67         9.58
                         25-Jan-08           33,237,387.04           9.27            28,321,850.14         9.27
                         25-Feb-08           32,518,884.11           9.27            28,321,799.07         9.27
                         25-Mar-08           31,814,693.74           9.91            28,321,747.81         9.91
                         25-Apr-08           31,124,519.10           9.27            28,321,696.37         9.27
                         25-May-08           30,448,069.73           9.58            28,321,644.73         9.58
                         25-Jun-08           29,622,247.63           9.27            28,306,816.54         9.27
                         25-Jul-08           28,816,092.30           9.58            28,291,872.30         9.58
                         25-Aug-08           28,029,137.92           9.27            28,276,811.14         9.27
                         25-Sep-08           27,260,929.74           9.27            28,261,632.23         9.27
                         25-Oct-08           26,511,023.79           9.58            28,246,334.69         9.58
                         25-Nov-08           25,768,556.50           9.27            28,229,715.70         9.27
                         25-Dec-08           25,090,374.11           9.58            27,878,141.36         9.58
                         25-Jan-09           24,480,770.14           9.27            27,200,804.87         9.27
                         25-Feb-09           23,885,844.46           9.27            26,539,777.57         9.27
                         25-Mar-09           23,305,245.68           10.27           25,894,669.00         10.27
                         25-Apr-09           22,738,630.76           9.27            25,265,098.04         9.27
                         25-May-09           22,185,664.86           9.58            24,650,692.62         9.58

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the
Prospectus Supplement.                                                    Page 9

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         25-Jun-09           21,646,021.11       9.27           24,051,089.57     9.27
                         25-Jul-09           21,119,380.46       9.58           23,465,934.37     9.58
                         25-Aug-09           20,605,431.45       9.27           22,894,880.98     9.27
                         25-Sep-09           20,103,870.08       9.27           22,337,591.60     9.27
                         25-Oct-09           19,614,399.57       9.58           21,793,736.49     9.58
                         25-Nov-09           19,136,730.25       9.27           21,262,993.78     9.27
                         25-Dec-09           18,670,579.34       9.58           20,745,049.28     9.58
                         25-Jan-10           18,215,670.83       9.27           20,239,596.32     9.27
                         25-Feb-10           17,771,735.28       9.27           19,746,335.51     9.27
                         25-Mar-10           17,338,509.69       10.27          19,264,974.64     10.27
                         25-Apr-10           16,915,737.34       9.27           18,795,228.46     9.27
                         25-May-10           16,503,167.64       9.58           18,336,818.52     9.58
                         25-Jun-10           16,100,555.96       9.27           17,889,473.05     9.27
                         25-Jul-10           15,707,663.55       9.58           17,452,926.73     9.58
                         25-Aug-10           15,324,257.32       9.27           17,026,920.60     9.27
                         25-Sep-10           14,950,109.78       9.27           16,611,201.88     9.27
                         25-Oct-10           14,584,998.84       9.58           16,205,523.81     9.58
                         25-Nov-10           14,228,707.74       9.27           15,809,645.55     9.27
                         25-Dec-10           13,881,024.89       9.58           15,423,331.99     9.58
                         25-Jan-11           13,541,743.75       9.27           15,046,353.64     9.27
                         25-Feb-11           13,210,662.71       9.27           14,678,486.50     9.27
                         25-Mar-11           12,887,584.99       10.27          14,319,511.92     10.27
                         25-Apr-11           12,572,318.49       9.27           13,969,216.46     9.27
                         25-May-11           12,264,675.71       9.58           13,627,391.79     9.58
                         25-Jun-11           11,964,473.65       9.27           13,293,834.55     9.27
                         25-Jul-11           11,671,533.65       9.58           12,968,346.26     9.58
                         25-Aug-11           11,385,681.33       9.27           12,650,733.17     9.27
                         25-Sep-11           11,106,746.49       9.27           12,340,806.14     9.27
                         25-Oct-11           10,834,562.98       9.58           12,038,380.58     9.58
                         25-Nov-11           10,568,968.64       9.27           11,743,276.31     9.27
                         25-Dec-11           10,309,805.17       9.58           11,455,317.43     9.58
                         25-Jan-12           10,056,918.06       9.27           11,174,332.28     9.27
                         25-Feb-12           9,810,156.50        9.27           10,900,153.27     9.27
                         25-Mar-12           9,569,373.28        9.91           10,632,616.85     9.91
                         25-Apr-12           9,334,424.70        9.27           10,371,563.36     9.27
                         25-May-12           9,105,170.52        9.58           10,116,836.97     9.58
                         25-Jun-12           8,881,473.83        9.27           9,868,285.55      9.27
                         25-Jul-12           8,663,201.01        9.58           9,625,760.65      9.58
                         25-Aug-12           8,450,221.63        9.27           9,389,117.33      9.27
                         25-Sep-12           8,242,408.39        9.27           9,158,214.15      9.27
                         25-Oct-12           8,039,637.01        9.58           8,932,913.04      9.58
                         25-Nov-12           7,841,786.20        9.27           8,713,079.22      9.27
                         25-Dec-12           7,648,737.59        9.58           8,498,581.16      9.58
                         25-Jan-13           7,460,375.61        9.27           8,289,290.46      9.27
                         25-Feb-13           7,276,587.48        9.27           8,085,081.80      9.27

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the
Prospectus Supplement.                                                   Page 10

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         25-Mar-13           7,097,263.10        10.27          7,885,832.86      10.27
                         25-Apr-13           6,922,295.02        9.27           7,691,424.24      9.27
                         25-May-13           6,751,578.35        9.58           7,501,739.40      9.58
                         25-Jun-13           6,585,010.73        9.27           7,316,664.61      9.27
                         25-Jul-13           6,422,492.22        9.58           7,136,088.83      9.58
                         25-Aug-13           6,263,925.31        9.27           6,959,903.70      9.27
                         25-Sep-13           6,109,214.80        9.27           6,788,003.45      9.27
                         25-Oct-13           5,958,267.77        9.58           6,620,284.84      9.58
                         25-Nov-13           5,810,993.53        9.27           6,456,647.10      9.27
                         25-Dec-13           5,667,303.58        9.58           6,296,991.90      9.58
                         25-Jan-14           5,527,111.51        9.27           6,141,223.22      9.27
                         25-Feb-14           5,390,333.00        9.27           5,989,247.38      9.27
                         25-Mar-14           5,256,885.74        10.27          5,840,972.92      10.27
                         25-Apr-14           5,126,689.40        9.27           5,696,310.59      9.27
































Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the
Prospectus Supplement.                                                   Page 11

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                                  Exhibit II - Yield Tables to Call

Class 1-B-1 to Call
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                 12.49          8.93          6.74          5.49          4.66           4.01        3.09         2.35
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          12/25/2023    1/25/2019     11/25/2015    11/25/2013    5/25/2012     5/25/2011    11/25/2009   11/25/2008
Prin. Window Len           217           158           120           96            78            66           48           36
Yield                      4.84          4.99          4.99         4.99          4.99          4.99         4.99         4.99

Class 1-B-1 to Call
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                 12.49          8.93          6.74          5.49          4.66           4.01        3.09         2.35
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          12/25/2023    1/25/2019     11/25/2015    11/25/2013    5/25/2012     5/25/2011    11/25/2009   11/25/2008
Prin. Window Len           217           158           120           96            78            66           48           36
Yield                      4.89          5.04          5.04         5.04          5.04          5.04         5.04         5.04

Class 1-B-1 to Call
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                 12.49          8.93          6.74          5.49          4.66           4.01        3.09         2.35
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          12/25/2023    1/25/2019     11/25/2015    11/25/2013    5/25/2012     5/25/2011    11/25/2009   11/25/2008
Prin. Window Len           217           158           120            96            78            66           48           36
Yield                      5.61          5.61          5.61          5.61          5.61          5.61         5.61         5.61

Class 1-B-1 to Call
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                 12.49          8.93          6.74          5.49          4.66           4.01        3.09         2.35
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          12/25/2023    1/25/2019     11/25/2015    11/25/2013    5/25/2012     5/25/2011    11/25/2009   11/25/2008
Prin. Window Len           217           158           120            96            78            66           48           36
Yield                      5.72          5.83          5.83          5.82          5.81          5.81         5.78         5.75



Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                              Page 12

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                               Exhibit III - Yield Tables to Maturity

Class 1-B-1 to Maturity
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                  13.38        9.82          7.52           6.16          5.29          4.59         3.65         2.93
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          11/25/2035    11/25/2035    11/25/2035    11/25/2035    10/25/2035    9/25/2035    7/25/2034    2/25/2029
Prin. Window Len           360           360           360          360           359           358           344          279
Yield                      4.85          5.01          5.01         5.01          5.02          5.02          5.03         5.04

Class 1-B-2 to Maturity
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                  13.38        9.82          7.52           6.16          5.29          4.59         3.65         2.93
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          11/25/2035    11/25/2035    11/25/2035    11/25/2035    10/25/2035    9/25/2035    7/25/2034    2/25/2029
Prin. Window Len           360           360            360           360          359           358          339           279
Yield                      4.90          5.06           5.06          5.06         5.06          5.06         5.07          5.09

Class 1-B-3 to Maturity
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                  13.38        9.82          7.52           6.16          5.29          4.59         3.65         2.93
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          11/25/2035    11/25/2035    11/25/2035    11/25/2035    10/25/2035    9/25/2035    7/25/2034    2/25/2029
Prin. Window Len           360           360           360            360           359           358           339         279
Yield                      5.46          5.60          5.59           5.59          5.58          5.58          5.57        5.56

Class 1-B-4 to Maturity
Price: 100-00           10.00% CPR    15.00% CPR    20.00% CPR    25.00% CPR    30.00% CPR    35.00% CPR   45.00% CPR   55.00% CPR
Avg. Life                  13.38        9.82          7.52           6.16          5.29          4.59         3.65         2.93
Prin. Start Date        12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005    12/25/2005   12/25/2005   12/25/2005
Prin. End Date          11/25/2035    11/25/2035    11/25/2035    11/25/2035    10/25/2035    9/25/2035    7/25/2034    2/25/2029
Prin. Window Len           360           360           360           360           359           358          339          279
Yield                      5.71          5.81          5.79          5.78          5.77          5.76         5.72        5.67

Bear, Stearns & Co. Inc. ARM Desk (212) 272-4976               November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                              Page 13

                        STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$383,030,000 (Approximate)



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank  Minnesota,  NA
Master Servicer

JP Morgan Chase Bank
Trustee

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of November 1, 2005.






November 30, 2005




Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                              $383,030,000 (approx)
                 Structured Asset Mortgage Investments II Inc.
          Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1


                              Expected   Credit      Interest
           Certificate Size   Ratings    Enhance       Rate
Class             (1)           (2)      %age(3)       Type           Collateral Type               Certificate Type
-----      ----------------   -------    -------      --------        ---------------               ----------------
                               Offered Certificates
                              ----------------------
1-A-1         $305,838,000    AAA/Aaa       21.75%    WAC (4)        LIBOR Annual Monthly Avg.     Super Senior PT
1-A-2         $56,673,000     AAA/Aaa       7.25%     Floater (5)    LIBOR Annual Monthly Avg.     Senior Support PT
1-X-1         Notional (6)    AAA/Aaa       7.25%     WAC (6)        LIBOR Annual Monthly Avg.     Senior Interest Only
1-M-X         Notional (7)    AA+/Aa1       5.40%     WAC (7)        LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-1         $7,231,000      AA+/Aa1       5.40%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-2         $5,081,000      AA/Aa2        4.10%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-3         $4,299,000      A/A1          3.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-4         $3,908,000      BBB/Baa1      2.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
                               Non-Offered Certificates
                              -------------------------
1-B-5         $3,322,000      BB/Ba2        1.15%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-6         $2,541,000      B/NR          0.50%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-7         $2,954,575      NR/NR         0.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater



(1)  The Certificate Sizes are approximate and subject to a +/-10% variance.

(2) The Offered Certificates will be rated by Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's").

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) The Class 1-A-1 Certificates will bear interest bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average net rate of the Group 1 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.266%. The Class 1-A-1 Certificates will settle with accrued interest on a 30/360 basis (24 day delay). The certificate balances of the Class 1-A-1 Certificates are subject to increases due to the negative amortization feature of the mortgage loans in Group 1 as described herein.

(5) The Pass-Through Rate for the Class 1-A-2 Certificates (together with the Class 1-A-1 Certificates, the "Class 1-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.380% subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, such class's margin will be multiplied by 2.0 times the original certificate margin. The Class 1-A-2 Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-A-2 Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(6) The Class 1-X-1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-A-2 Certificates based on the notional amount equal to aggregate current principal amount of the Class 1-A-2 Certificates. The Class 1-X-1 will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class 1-M-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-B Certificates based on the notional amount equal to current principal amount of the Class 1-B Certificates. . The Class M-X will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Pass-Through Rate for the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4 , Class 1-B-5, Class 1-B-6 and Class 1-B-7 Certificates (collectively, the "Class 1-B Certificates") will be a floating rate based on One-Month LIBOR plus 0.650%, 0.700%, 1.250%, 1.500%, 1.500%, 1.500% and
     1.500%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class 1-B Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-B Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.




Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:       Structured Assets Mortgage Investments II, Inc. ("SAMI
                        II")

Originators:            All of the Group 1 Mortgage Loans were originated by
                        Bank of America.

Underlying Servicers:   All of the Group 1 Mortgage Loans are serviced by Bank
                        of America

Master Servicer:        Wells Fargo Bank Minnesota, NA

Trustee:                JP Morgan Chase Bank

Cut-off Date:           November 1, 2005

Closing Date:           November 30, 2005

Rating Agencies:        The Offered Certificates will be rated Standard & Poor's
                        ("S&P") and Moody's Investors Service ("Moody's").

Legal Structure:        REMIC

Optional Call:          10% cleanup call

Distribution Date:      25th of each month, or next business day, commencing
                        December 26, 2005.

Remittance Type:        Scheduled/Scheduled

Form of Registration:   The investment grade Certificates will be issued in
                        book-entry form through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Offered Certificates (other than the Class 1-B-3 and Class 1-B-4 Certificates) are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:   The Underlying Servicers are obligated to advance
                        delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:  On each distribution date, the Underlying Servicers are required to pay Compensating Interest up to the amount of its Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans that occurred during the Prepayment Period. The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Collateral Description: On November 1, 2005, the aggregate principal balance of the Group 1 Mortgage Loans described herein is expected to be approximately $390.8 million.

                        The Group 1 Mortgage Loans are indexed to the LIBOR Annual Monthly Average ("LAMA") which equates to the 12-month average of 1-month LIBOR. ( In order to view historical LAMA type LAMAINDX -Index- -Go- on Bloomberg.) The Group 1 Mortgage Loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110% or 115% of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                 % of     Gross    WAM      Gross     Net      Net      Max
Group            Pool     WAC      (mos.)   Margin    Margin   Margin   Rate
-----            ----     ---      ------   ------    ------   ------   ----
Group 1 LAMA  -  100.00%  4.641%   4.266%   358       2.670%   2.295%   9.957%


                        None of the Group 1 Mortgage Loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from one year to five years after the mortgage loan was originated.

                        Prepayment Penalty Table Group No PrePay Hard Soft*


                        Group        Net Pre-Pay     Hard       Soft*
                        -----        -----------     ----       -----
                        Group 1         100.00%      0.00%      0.00%

                        *The Prepayment Penalties that are soft, borrowers will not be required to pay the penalty if property is sold.

                        See the attached collateral descriptions for more information. NOTE: the information related to the mortgage loans described herein reflects information as of the November 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards: The Group 1 Mortgage Loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.

Credit Enhancement:     Credit Enhancement for the Certificates will be provided
                        by a senior/subordinate shifting interest structure. The
                        Subordinate Certificates provide credit enhancement for the Senior Certificates.

Carryover Shortfall     If on any Distribution Date, the Certificate Interest
  Amount:               Rate of any of the Class 1-A-2 or Class 1-B Certificates
                        is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Pass-Through Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap,

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                        together with the unpaid portion of any excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net Rate Cap). On any Distribution Date, the Carryover Shortfall Amount will be paid to the to the Class 1-A-2 from its related Carryover Reserve Fund and to the Class 1-B Certificates, sequentially, from their related Carryover Reserve Fund, after all of the Offered Certificates have received their required amounts (see Cash-Flow Description below).

Cash-Flow Description:  Distributions on the Certificates will be made on the
                        25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                        Available Funds:

                    1. Payment of interest to the holders of the Class 1-A Certificates and 1-X-1 Certificates (net of Carryover Shortfall Amounts) in an amount equal to their respective Pass-Through Rates (as described on the cover page);

                    2. Payment of principal to the holders of the Class 1-A Certificates in an amount equal to its Senior Optimal Principal Amount;

                    3. Payment of interest to the Class M-X Certificates (net of Carryforward Shortfall Amount).

                    4. Payment of interest and principal sequentially to the Class 1- B Certificates so each such Class shall receive (a) interest at each class' respective Pass-Through Rate, and (b) such class' Allocable Share of the Subordinate Optimal Principal Distribution Amount.

                    5. Payment of any Carryover Shortfall Amounts to the Class IA- 2 and Class 1- B Certificates.

Negative Amortization:  Since the mortgage loans are subject to negative amortization, the Class 1-A Certificates and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan subgroup will be offset by principal collections for such period on such related mortgage loan subgroup. Any negative amortization for a related loan subgroup that is not offset by principal collections will be accreted pro rata to each class of Certificates.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


Shifting Interest:      The Senior Certificates (except for the Interest Only
                        Certificates) will be entitled to receive 100% of the prepayments on the mortgage loans up to and including
                        November 2015. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and
                        (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                        Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the related mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and
                        (ii) cumulative realized losses for the related mortgage loans do not exceed a) on or prior to November 2008, 20% or b) after November 2008, 30%, then prepayments will be allocated on a pro rata basis.

                        If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the related subordinate prepayment percentage can be allocated to the related subordinate classes.

Allocation of Losses:   Realized Losses on the mortgage loans will be allocated
                        to the most junior class of Certificates outstanding beginning with the Class 1-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated first to the Class 1-A-2 Certificates until zero and then to the Class 1-A-1 Certificates.

Corridor Cap Contract:  The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to two corridor cap agreements (the "Corridor Cap Agreement") purchased with respect to the Class 1-A-2 and Class 1-B Certificates. The Corridor Cap Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Class 1-A-2 and Class 1-B Certificates and the Net Rate Cap with respect to the mortgage loans.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                        On each Distribution Date, payments under the Corridor Cap Agreement will be an amount equal to the product of
                        (i) the excess of the minimum of (1) the then current 1-Month LIBOR and (2) 10.50% for such Distribution Date over the strike rate, (ii) the lesser of (a) the related Principal Balance of the respective class(es) for such Distribution Date and (b) the notional balance based on a certain prepayment speed for such loans on such Distribution Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360.

Yield Maintenance       Bear Stearns Financial Products Inc.
  Provider:



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                         Exhibit 1- Corridor Cap Terms
                         -----------------------------
Distribution     Class I-A-2      Class 1-A-2       Class 1-B       Class 1-B
   Date           Notional        Strike Rate     Notional Rate    Strike Rate
------------    -------------     -----------     -------------    -----------
  25-Dec-05     56,673,000.00       100           28,336,575.00       100
  25-Jan-06     55,251,170.98         8.44        28,330,405.39         8.44
  25-Feb-06     54,079,026.16         8.96        28,324,231.26         8.96
  25-Mar-06     52,955,782.27        10.27        28,321,932.11         0.27
  25-Apr-06     51,869,538.43         9.27        28,321,932.15         9.27
  25-May-06     50,804,769.39         9.58        28,321,932.15         9.58
  25-Jun-06     49,761,032.78         9.27        28,321,932.15         9.27
  25-Jul-06     48,737,895.70         9.58        28,321,932.15         9.58
  25-Aug-06     47,734,934.47         9.27        28,321,932.15         9.27
  25-Sep-06     46,751,734.46         9.27        28,321,932.15         9.27
  25-Oct-06     45,787,889.86         9.58        28,321,932.15         9.58
  25-Nov-06     44,832,360.66         9.27        28,321,932.15         9.27
  25-Dec-06     43,894,871.56         9.58        28,321,932.15         9.58
  25-Jan-07     42,975,491.10         9.27        28,321,932.15         9.27
  25-Feb-07     42,074,377.39         9.27        28,321,932.15         9.27
  25-Mar-07     41,191,152.46        10.27        28,321,932.11         0.27
  25-Apr-07     40,325,446.44         9.27        28,321,932.15         9.27
  25-May-07     39,476,897.39         9.58        28,321,932.15         9.58
  25-Jun-07     38,645,151.11         9.27        28,321,932.15         9.27
  25-Jul-07     37,829,860.97         9.58        28,321,932.15         9.58
  25-Aug-07     37,030,687.76         9.27        28,321,932.15         9.27
  25-Sep-07     36,247,044.83         9.27        28,321,915.87         9.27
  25-Oct-07     35,478,872.02         9.58        28,321,899.53         9.58
  25-Nov-07     34,717,270.30         9.27        28,321,883.13         9.27
  25-Dec-07     33,970,093.52         9.58        28,321,866.67         9.58
  25-Jan-08     33,237,387.04         9.27        28,321,850.14         9.27
  25-Feb-08     32,518,884.11         9.27        28,321,799.07         9.27
  25-Mar-08     31,814,693.74         9.91        28,321,747.81         9.91
  25-Apr-08     31,124,519.10         9.27        28,321,696.37         9.27
  25-May-08     30,448,069.73         9.58        28,321,644.73         9.58
  25-Jun-08     29,622,247.63         9.27        28,306,816.54         9.27
  25-Jul-08     28,816,092.30         9.58        28,291,872.30         9.58
  25-Aug-08     28,029,137.92         9.27        28,276,811.14         9.27
  25-Sep-08     27,260,929.74         9.27        28,261,632.23         9.27
  25-Oct-08     26,511,023.79         9.58        28,246,334.69         9.58
  25-Nov-08     25,768,556.50         9.27        28,229,715.70         9.27
  25-Dec-08     25,090,374.11         9.58        27,878,141.36         9.58
  25-Jan-09     24,480,770.14         9.27        27,200,804.87         9.27
  25-Feb-09     23,885,844.46         9.27        26,539,777.57         9.27
  25-Mar-09     23,305,245.68        10.27        25,894,669.01         0.27
  25-Apr-09     22,738,630.76         9.27        25,265,098.04         9.27
  25-May-09     22,185,664.86         9.58        24,650,692.62         9.58



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


  25-Jun-09       21,646,021.11       9.27        24,051,089.57         9.27
  25-Jul-09       21,119,380.46       9.58        23,465,934.37         9.58
  25-Aug-09       20,605,431.45       9.27        22,894,880.98         9.27
  25-Sep-09       20,103,870.08       9.27        22,337,591.60         9.27
  25-Oct-09       19,614,399.57       9.58        21,793,736.49         9.58
  25-Nov-09       19,136,730.25       9.27        21,262,993.78         9.27
  25-Dec-09       18,670,579.34       9.58        20,745,049.28         9.58
  25-Jan-10       18,215,670.83       9.27        20,239,596.32         9.27
  25-Feb-10       17,771,735.28       9.27        19,746,335.51         9.27
  25-Mar-10       17,338,509.69      10.27        19,264,974.64        10.27
  25-Apr-10       16,915,737.34       9.27        18,795,228.46         9.27
  25-May-10       16,503,167.64       9.58        18,336,818.52         9.58
  25-Jun-10       16,100,555.96       9.27        17,889,473.05         9.27
  25-Jul-10       15,707,663.55       9.58        17,452,926.73         9.58
  25-Aug-10       15,324,257.32       9.27        17,026,920.60         9.27
  25-Sep-10       14,950,109.78       9.27        16,611,201.88         9.27
  25-Oct-10       14,584,998.84       9.58        16,205,523.81         9.58
  25-Nov-10       14,228,707.74       9.27        15,809,645.55         9.27
  25-Dec-10       13,881,024.89       9.58        15,423,331.99         9.58
  25-Jan-11       13,541,743.75       9.27        15,046,353.64         9.27
  25-Feb-11       13,210,662.71       9.27        14,678,486.50         9.27
  25-Mar-11       12,887,584.99      10.27        14,319,511.92        10.27
  25-Apr-11       12,572,318.49       9.27        13,969,216.46         9.27
  25-May-11       12,264,675.71       9.58        13,627,391.79         9.58
  25-Jun-11       11,964,473.65       9.27        13,293,834.55         9.27
  25-Jul-11       11,671,533.65       9.58        12,968,346.26         9.58
  25-Aug-11       11,385,681.33       9.27        12,650,733.17         9.27
  25-Sep-11       11,106,746.49       9.27        12,340,806.14         9.27
  25-Oct-11       10,834,562.98       9.58        12,038,380.58         9.58
  25-Nov-11       10,568,968.64       9.27        11,743,276.31         9.27
  25-Dec-11       10,309,805.17       9.58        11,455,317.43         9.58
  25-Jan-12       10,056,918.06       9.27        11,174,332.28         9.27
  25-Feb-12        9,810,156.50       9.27        10,900,153.27         9.27
  25-Mar-12        9,569,373.28       9.91        10,632,616.85         9.91
  25-Apr-12        9,334,424.70       9.27        10,371,563.36         9.27
  25-May-12        9,105,170.52       9.58        10,116,836.97         9.58
  25-Jun-12        8,881,473.83       9.27         9,868,285.55         9.27
  25-Jul-12        8,663,201.01       9.58         9,625,760.65         9.58
  25-Aug-12        8,450,221.63       9.27         9,389,117.33         9.27
  25-Sep-12        8,242,408.39       9.27         9,158,214.15         9.27
  25-Oct-12        8,039,637.01       9.58         8,932,913.04         9.58
  25-Nov-12        7,841,786.20       9.27         8,713,079.22         9.27
  25-Dec-12        7,648,737.59       9.58         8,498,581.16         9.58
  25-Jan-13        7,460,375.61       9.27         8,289,290.46         9.27
  25-Feb-13        7,276,587.48       9.27         8,085,081.80         9.27


Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------



  25-Mar-13        7,097,263.10      10.27         7,885,832.86        10.27
  25-Apr-13        6,922,295.02       9.27         7,691,424.24         9.27
  25-May-13        6,751,578.35       9.58         7,501,739.40         9.58
  25-Jun-13        6,585,010.73       9.27         7,316,664.61         9.27
  25-Jul-13        6,422,492.22       9.58         7,136,088.83         9.58
  25-Aug-13        6,263,925.31       9.27         6,959,903.70         9.27
  25-Sep-13        6,109,214.80       9.27         6,788,003.45         9.27
  25-Oct-13        5,958,267.77       9.58         6,620,284.84         9.58
  25-Nov-13        5,810,993.53       9.27         6,456,647.10         9.27
  25-Dec-13        5,667,303.58       9.58         6,296,991.90         9.58
  25-Jan-14        5,527,111.51       9.27         6,141,223.22         9.27
  25-Feb-14        5,390,333.00       9.27         5,989,247.38         9.27
  25-Mar-14        5,256,885.74      10.27         5,840,972.92        10.27
  25-Apr-14        5,126,689.40       9.27         5,696,310.59         9.27



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       Exhibit II - Yield Tables to Call
                       ---------------------------------

Class 1-B-1 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49          8.93        6.74        5.49         4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005   12/25/2005 12/25/2005
Prin. End Date    12/25/2023      1/25/2019  11/25/2015   11/25/2013    5/25/2012  5/25/2011   11/25/2009  11/25/2008
Prin. Window Len      217            158        120          96          78           66          48          36
Yield                4.84           4.99        4.99        4.99        4.99         4.99        4.99        4.99

Class 1-B-2 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR 55.00% CPR
Avg. Life           12.49           8.93        6.74         5.49        4.66        4.01        3.09        2.35
Prin.Start Date   12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217            158         120           96          78          66          48          36
Yield               4.89            5.04        5.04         5.04        5.04        5.04        5.04        5.04

Class 1-B-3 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49           8.93       6.74         5.49        4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len      217            158         120          96          78          66          48          36
Yield                5.46            5.61       5.61         5.61        5.61        5.61        5.61        5.61

Class 1-B-4 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49          8.93        6.74         5.49        4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217            158         120           96          78          66          48          36
Yield                5.72           5.83        5.83         5.82        5.81        5.81        5.78        5.75



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Class 1-B-1 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     7/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           344           279
Yield                   4.85        5.01          5.01           5.01           5.02         5.02          5.03          5.04

Class 1-B-2 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  4.90         5.06          5.06           5.06           5.06         5.06          5.07          5.09

Class 1-B-3 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  5.46         5.60          5.59           5.59           5.58         5.58          5.57          5.56

Class 1-B-4 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  5.71         5.81          5.79           5.78           5.77         5.76          5.72          5.67




Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                        STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$383,030,000 (Approximate)



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank  Minnesota,  NA
Master Servicer

JP Morgan Chase Bank
Trustee

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of November 1, 2005.






November 30, 2005 Structured Asset Mortgage Investments II Inc.


Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                              $383,030,000 (approx)
                 Structured Asset Mortgage Investments II Inc.
          Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1


                              Expected   Credit      Interest
           Certificate Size   Ratings    Enhance       Rate
Class             (1)           (2)      %age(3)       Type           Collateral Type               Certificate Type
-----      ----------------   -------    -------      --------        ---------------               ----------------
                               Offered Certificates
                              ----------------------
1-A-1         $305,838,000    AAA/Aaa       21.75%    WAC (4)        LIBOR Annual Monthly Avg.     Super Senior PT
1-A-2         $56,673,000     AAA/Aaa       7.25%     Floater (5)    LIBOR Annual Monthly Avg.     Senior Support PT
1-X-1         Notional (6)    AAA/Aaa       7.25%     WAC (6)        LIBOR Annual Monthly Avg.     Senior Interest Only
1-M-X         Notional (7)    AA+/Aa1       5.40%     WAC (7)        LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-1         $7,231,000      AA+/Aa1       5.40%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-2         $5,081,000      AA/Aa2        4.10%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-3         $4,299,000      A/A1          3.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-4         $3,908,000      BBB/Baa1      2.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
                               Non-Offered Certificates
                              -------------------------
1-B-5         $3,322,000      BB/Ba2        1.15%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-6         $2,541,000      B/NR          0.50%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater
1-B-7         $2,954,575      NR/NR         0.00%     Floater (8)    LIBOR Annual Monthly Avg.     Crossed Sub. LIBOR Floater



(1)  The Certificate Sizes are approximate and subject to a +/-10% variance.

(2) The Offered Certificates will be rated by Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's").

(3) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(4) The Class 1-A-1 Certificates will bear interest bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average net rate of the Group 1 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.266%. The Class 1-A-1 Certificates will settle with accrued interest on a 30/360 basis (24 day delay). The certificate balances of the Class 1-A-1 Certificates are subject to increases due to the negative amortization feature of the mortgage loans in Group 1 as described herein.

(5) The Pass-Through Rate for the Class 1-A-2 Certificates (together with the Class 1-A-1 Certificates, the "Class 1-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.380% subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, such class's margin will be multiplied by 2.0 times the original certificate margin. The Class 1-A-2 Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-A-2 Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.

(6) The Class 1-X-1 Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-A-2 Certificates based on the notional amount equal to aggregate current principal amount of the Class 1-A-2 Certificates. The Class 1-X-1 will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class 1-M-X Certificates will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class 1-B Certificates based on the notional amount equal to current principal amount of the Class 1-B Certificates. . The Class M-X will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Pass-Through Rate for the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4 , Class 1-B-5, Class 1-B-6 and Class 1-B-7 Certificates (collectively, the "Class 1-B Certificates") will be a floating rate based on One-Month LIBOR plus 0.650%, 0.700%, 1.250%, 1.500%, 1.500%, 1.500% and
     1.500%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class 1-B Certificates will settle flat and accrue interest on an Actual/360 basis. The Class 1-B Certificates are subject to increases in their certificate principal balances as a result of the negative amortization feature of the mortgage loans.




Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:       Structured Assets Mortgage Investments II, Inc. ("SAMI
                        II")

Originators:            All of the Group 1 Mortgage Loans were originated by
                        Bank of America.

Underlying Servicers:   All of the Group 1 Mortgage Loans are serviced by Bank
                        of America

Master Servicer:        Wells Fargo Bank Minnesota, NA

Trustee:                JP Morgan Chase Bank

Cut-off Date:           November 1, 2005

Closing Date:           November 30, 2005

Rating Agencies:        The Offered Certificates will be rated Standard & Poor's
                        ("S&P") and Moody's Investors Service ("Moody's").

Legal Structure:        REMIC

Optional Call:          10% cleanup call

Distribution Date:      25th of each month, or next business day, commencing
                        December 26, 2005.

Remittance Type:        Scheduled/Scheduled

Form of Registration:   The investment grade Certificates will be issued in
                        book-entry form through DTC.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Offered Certificates (other than the Class 1-B-3 and Class 1-B-4 Certificates) are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:   The Underlying Servicers are obligated to advance
                        delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:  On each distribution date, the Underlying Servicers are required to pay Compensating Interest up to the amount of its Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans that occurred during the Prepayment Period. The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Collateral Description: On November 1, 2005, the aggregate principal balance of the Group 1 Mortgage Loans described herein is expected to be approximately $390.8 million.

                        The Group 1 Mortgage Loans are indexed to the LIBOR Annual Monthly Average ("LAMA") which equates to the 12-month average of 1-month LIBOR. ( In order to view historical LAMA type LAMAINDX -Index- -Go- on Bloomberg.) The Group 1 Mortgage Loans have monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage of 110% or 115% of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                 % of     Gross    WAM      Gross     Net      Net      Max
Group            Pool     WAC      (mos.)   Margin    Margin   Margin   Rate
-----            ----     ---      ------   ------    ------   ------   ----
Group 1 LAMA  -  100.00%  4.641%   4.266%   358       2.670%   2.295%   9.957%


                        None of the Group 1 Mortgage Loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from one year to five years after the mortgage loan was originated.

                        Prepayment Penalty Table Group No PrePay Hard Soft*


                        Group        Net Pre-Pay     Hard       Soft*
                        -----        -----------     ----       -----
                        Group 1         100.00%      0.00%      0.00%

                        *The Prepayment Penalties that are soft, borrowers will not be required to pay the penalty if property is sold.

                        See the attached collateral descriptions for more information. NOTE: the information related to the mortgage loans described herein reflects information as of the November 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards: The Group 1 Mortgage Loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.

Credit Enhancement:     Credit Enhancement for the Certificates will be provided
                        by a senior/subordinate shifting interest structure. The
                        Subordinate Certificates provide credit enhancement for the Senior Certificates.

Carryover Shortfall     If on any Distribution Date, the Certificate Interest
  Amount:               Rate of any of the Class 1-A-2 or Class 1-B Certificates
                        is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Pass-Through Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap,

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                        together with the unpaid portion of any excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net Rate Cap). On any Distribution Date, the Carryover Shortfall Amount will be paid to the to the Class 1-A-2 from its related Carryover Reserve Fund and to the Class 1-B Certificates, sequentially, from their related Carryover Reserve Fund, after all of the Offered Certificates have received their required amounts (see Cash-Flow Description below).

Cash-Flow Description:  Distributions on the Certificates will be made on the
                        25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                        Available Funds:

                    1. Payment of interest to the holders of the Class 1-A Certificates and 1-X-1 Certificates (net of Carryover Shortfall Amounts) in an amount equal to their respective Pass-Through Rates (as described on the cover page);

                    2. Payment of principal to the holders of the Class 1-A Certificates in an amount equal to its Senior Optimal Principal Amount;

                    3. Payment of interest to the Class M-X Certificates (net of Carryforward Shortfall Amount).

                    4. Payment of interest and principal sequentially to the Class 1- B Certificates so each such Class shall receive (a) interest at each class' respective Pass-Through Rate, and (b) such class' Allocable Share of the Subordinate Optimal Principal Distribution Amount.

                    5. Payment of any Carryover Shortfall Amounts to the Class IA- 2 and Class 1- B Certificates.

Negative Amortization:  Since the mortgage loans are subject to negative amortization, the Class 1-A Certificates and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan subgroup will be offset by principal collections for such period on such related mortgage loan subgroup. Any negative amortization for a related loan subgroup that is not offset by principal collections will be accreted pro rata to each class of Certificates.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


Shifting Interest:      The Senior Certificates (except for the Interest Only
                        Certificates) will be entitled to receive 100% of the prepayments on the mortgage loans up to and including
                        November 2015. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and
                        (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                        Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the related mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and
                        (ii) cumulative realized losses for the related mortgage loans do not exceed a) on or prior to November 2008, 20% or b) after November 2008, 30%, then prepayments will be allocated on a pro rata basis.

                        If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the related subordinate prepayment percentage can be allocated to the related subordinate classes.

Allocation of Losses:   Realized Losses on the mortgage loans will be allocated
                        to the most junior class of Certificates outstanding beginning with the Class 1-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated first to the Class 1-A-2 Certificates until zero and then to the Class 1-A-1 Certificates.

Corridor Cap Contract:  The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to two corridor cap agreements (the "Corridor Cap Agreement") purchased with respect to the Class 1-A-2 and Class 1-B Certificates. The Corridor Cap Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Class 1-A-2 and Class 1-B Certificates and the Net Rate Cap with respect to the mortgage loans.

Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                        On each Distribution Date, payments under the Corridor Cap Agreement will be an amount equal to the product of
                        (i) the excess of the minimum of (1) the then current 1-Month LIBOR and (2) 10.50% for such Distribution Date over the strike rate, (ii) the lesser of (a) the related Principal Balance of the respective class(es) for such Distribution Date and (b) the notional balance based on a certain prepayment speed for such loans on such Distribution Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360.

Yield Maintenance       Bear Stearns Financial Products Inc.
  Provider:



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


                         Exhibit 1- Corridor Cap Terms
                         -----------------------------
Distribution     Class I-A-2      Class 1-A-2       Class 1-B       Class 1-B
   Date           Notional        Strike Rate     Notional Rate    Strike Rate
------------    -------------     -----------     -------------    -----------
  25-Dec-05     56,673,000.00       100           28,336,575.00       100
  25-Jan-06     55,251,170.98         8.44        28,330,405.39         8.44
  25-Feb-06     54,079,026.16         8.96        28,324,231.26         8.96
  25-Mar-06     52,955,782.27        10.27        28,321,932.11         0.27
  25-Apr-06     51,869,538.43         9.27        28,321,932.15         9.27
  25-May-06     50,804,769.39         9.58        28,321,932.15         9.58
  25-Jun-06     49,761,032.78         9.27        28,321,932.15         9.27
  25-Jul-06     48,737,895.70         9.58        28,321,932.15         9.58
  25-Aug-06     47,734,934.47         9.27        28,321,932.15         9.27
  25-Sep-06     46,751,734.46         9.27        28,321,932.15         9.27
  25-Oct-06     45,787,889.86         9.58        28,321,932.15         9.58
  25-Nov-06     44,832,360.66         9.27        28,321,932.15         9.27
  25-Dec-06     43,894,871.56         9.58        28,321,932.15         9.58
  25-Jan-07     42,975,491.10         9.27        28,321,932.15         9.27
  25-Feb-07     42,074,377.39         9.27        28,321,932.15         9.27
  25-Mar-07     41,191,152.46        10.27        28,321,932.11         0.27
  25-Apr-07     40,325,446.44         9.27        28,321,932.15         9.27
  25-May-07     39,476,897.39         9.58        28,321,932.15         9.58
  25-Jun-07     38,645,151.11         9.27        28,321,932.15         9.27
  25-Jul-07     37,829,860.97         9.58        28,321,932.15         9.58
  25-Aug-07     37,030,687.76         9.27        28,321,932.15         9.27
  25-Sep-07     36,247,044.83         9.27        28,321,915.87         9.27
  25-Oct-07     35,478,872.02         9.58        28,321,899.53         9.58
  25-Nov-07     34,717,270.30         9.27        28,321,883.13         9.27
  25-Dec-07     33,970,093.52         9.58        28,321,866.67         9.58
  25-Jan-08     33,237,387.04         9.27        28,321,850.14         9.27
  25-Feb-08     32,518,884.11         9.27        28,321,799.07         9.27
  25-Mar-08     31,814,693.74         9.91        28,321,747.81         9.91
  25-Apr-08     31,124,519.10         9.27        28,321,696.37         9.27
  25-May-08     30,448,069.73         9.58        28,321,644.73         9.58
  25-Jun-08     29,622,247.63         9.27        28,306,816.54         9.27
  25-Jul-08     28,816,092.30         9.58        28,291,872.30         9.58
  25-Aug-08     28,029,137.92         9.27        28,276,811.14         9.27
  25-Sep-08     27,260,929.74         9.27        28,261,632.23         9.27
  25-Oct-08     26,511,023.79         9.58        28,246,334.69         9.58
  25-Nov-08     25,768,556.50         9.27        28,229,715.70         9.27
  25-Dec-08     25,090,374.11         9.58        27,878,141.36         9.58
  25-Jan-09     24,480,770.14         9.27        27,200,804.87         9.27
  25-Feb-09     23,885,844.46         9.27        26,539,777.57         9.27
  25-Mar-09     23,305,245.68        10.27        25,894,669.01         0.27
  25-Apr-09     22,738,630.76         9.27        25,265,098.04         9.27
  25-May-09     22,185,664.86         9.58        24,650,692.62         9.58



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------


  25-Jun-09       21,646,021.11       9.27        24,051,089.57         9.27
  25-Jul-09       21,119,380.46       9.58        23,465,934.37         9.58
  25-Aug-09       20,605,431.45       9.27        22,894,880.98         9.27
  25-Sep-09       20,103,870.08       9.27        22,337,591.60         9.27
  25-Oct-09       19,614,399.57       9.58        21,793,736.49         9.58
  25-Nov-09       19,136,730.25       9.27        21,262,993.78         9.27
  25-Dec-09       18,670,579.34       9.58        20,745,049.28         9.58
  25-Jan-10       18,215,670.83       9.27        20,239,596.32         9.27
  25-Feb-10       17,771,735.28       9.27        19,746,335.51         9.27
  25-Mar-10       17,338,509.69      10.27        19,264,974.64        10.27
  25-Apr-10       16,915,737.34       9.27        18,795,228.46         9.27
  25-May-10       16,503,167.64       9.58        18,336,818.52         9.58
  25-Jun-10       16,100,555.96       9.27        17,889,473.05         9.27
  25-Jul-10       15,707,663.55       9.58        17,452,926.73         9.58
  25-Aug-10       15,324,257.32       9.27        17,026,920.60         9.27
  25-Sep-10       14,950,109.78       9.27        16,611,201.88         9.27
  25-Oct-10       14,584,998.84       9.58        16,205,523.81         9.58
  25-Nov-10       14,228,707.74       9.27        15,809,645.55         9.27
  25-Dec-10       13,881,024.89       9.58        15,423,331.99         9.58
  25-Jan-11       13,541,743.75       9.27        15,046,353.64         9.27
  25-Feb-11       13,210,662.71       9.27        14,678,486.50         9.27
  25-Mar-11       12,887,584.99      10.27        14,319,511.92        10.27
  25-Apr-11       12,572,318.49       9.27        13,969,216.46         9.27
  25-May-11       12,264,675.71       9.58        13,627,391.79         9.58
  25-Jun-11       11,964,473.65       9.27        13,293,834.55         9.27
  25-Jul-11       11,671,533.65       9.58        12,968,346.26         9.58
  25-Aug-11       11,385,681.33       9.27        12,650,733.17         9.27
  25-Sep-11       11,106,746.49       9.27        12,340,806.14         9.27
  25-Oct-11       10,834,562.98       9.58        12,038,380.58         9.58
  25-Nov-11       10,568,968.64       9.27        11,743,276.31         9.27
  25-Dec-11       10,309,805.17       9.58        11,455,317.43         9.58
  25-Jan-12       10,056,918.06       9.27        11,174,332.28         9.27
  25-Feb-12        9,810,156.50       9.27        10,900,153.27         9.27
  25-Mar-12        9,569,373.28       9.91        10,632,616.85         9.91
  25-Apr-12        9,334,424.70       9.27        10,371,563.36         9.27
  25-May-12        9,105,170.52       9.58        10,116,836.97         9.58
  25-Jun-12        8,881,473.83       9.27         9,868,285.55         9.27
  25-Jul-12        8,663,201.01       9.58         9,625,760.65         9.58
  25-Aug-12        8,450,221.63       9.27         9,389,117.33         9.27
  25-Sep-12        8,242,408.39       9.27         9,158,214.15         9.27
  25-Oct-12        8,039,637.01       9.58         8,932,913.04         9.58
  25-Nov-12        7,841,786.20       9.27         8,713,079.22         9.27
  25-Dec-12        7,648,737.59       9.58         8,498,581.16         9.58
  25-Jan-13        7,460,375.61       9.27         8,289,290.46         9.27
  25-Feb-13        7,276,587.48       9.27         8,085,081.80         9.27


Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------



  25-Mar-13        7,097,263.10      10.27         7,885,832.86        10.27
  25-Apr-13        6,922,295.02       9.27         7,691,424.24         9.27
  25-May-13        6,751,578.35       9.58         7,501,739.40         9.58
  25-Jun-13        6,585,010.73       9.27         7,316,664.61         9.27
  25-Jul-13        6,422,492.22       9.58         7,136,088.83         9.58
  25-Aug-13        6,263,925.31       9.27         6,959,903.70         9.27
  25-Sep-13        6,109,214.80       9.27         6,788,003.45         9.27
  25-Oct-13        5,958,267.77       9.58         6,620,284.84         9.58
  25-Nov-13        5,810,993.53       9.27         6,456,647.10         9.27
  25-Dec-13        5,667,303.58       9.58         6,296,991.90         9.58
  25-Jan-14        5,527,111.51       9.27         6,141,223.22         9.27
  25-Feb-14        5,390,333.00       9.27         5,989,247.38         9.27
  25-Mar-14        5,256,885.74      10.27         5,840,972.92        10.27
  25-Apr-14        5,126,689.40       9.27         5,696,310.59         9.27



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       Exhibit II - Yield Tables to Call
                       ---------------------------------

Class 1-B-1 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49          8.93        6.74        5.49         4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005   12/25/2005 12/25/2005
Prin. End Date    12/25/2023      1/25/2019  11/25/2015   11/25/2013    5/25/2012  5/25/2011   11/25/2009  11/25/2008
Prin. Window Len      217            158        120          96          78           66          48          36
Yield                4.84           4.99        4.99        4.99        4.99         4.99        4.99        4.99

Class 1-B-2 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR 55.00% CPR
Avg. Life           12.49           8.93        6.74         5.49        4.66        4.01        3.09        2.35
Prin.Start Date   12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217            158         120           96          78          66          48          36
Yield               4.89            5.04        5.04         5.04        5.04        5.04        5.04        5.04

Class 1-B-3 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49           8.93       6.74         5.49        4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len      217            158         120          96          78          66          48          36
Yield                5.46            5.61       5.61         5.61        5.61        5.61        5.61        5.61

Class 1-B-4 to Call
Price: 100-00     10.00% CPR     15.00% CPR  20.00% CPR   25.00% CPR  30.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
Avg. Life            12.49          8.93        6.74         5.49        4.66        4.01        3.09        2.35
Prin. Start Date  12/25/2005     12/25/2005  12/25/2005   12/25/2005  12/25/2005  12/25/2005  12/25/2005  12/25/2005
Prin. End Date    12/25/2023     1/25/2019   11/25/2015   11/25/2013  5/25/2012   5/25/2011   11/25/2009  11/25/2008
Prin. Window Len     217            158         120           96          78          66          48          36
Yield                5.72           5.83        5.83         5.82        5.81        5.81        5.78        5.75



Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Class 1-B-1 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     7/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           344           279
Yield                   4.85        5.01          5.01           5.01           5.02         5.02          5.03          5.04

Class 1-B-2 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  4.90         5.06          5.06           5.06           5.06         5.06          5.07          5.09

Class 1-B-3 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  5.46         5.60          5.59           5.59           5.58         5.58          5.57          5.56

Class 1-B-4 to Maturity
Price: 100-00        10.00% CPR   15.00% CPR    20.00% CPR     25.00% CPR     30.00% CPR   35.00% CPR    45.00% CPR    55.00% CPR
Avg. Life              13.38        9.82          7.52           6.16           5.29         4.59          3.65          2.93
Prin. Start Date     12/25/2005   12/25/2005    12/25/2005     12/25/2005     12/25/2005   12/25/2005    12/25/2005    12/25/2005
Prin. End Date       11/25/2035   11/25/2035    11/25/2035     11/25/2035     10/25/2035   9/25/2035     2/25/2034     2/25/2029
Prin. Window Len        360          360           360            360            359          358           339           279
Yield                  5.71         5.81          5.79           5.78           5.77         5.76          5.72          5.67




Bear, Stearns & Co. Inc. ARM Desk (212)272-4976 November 30, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments II Inc.
Mortgage Pass-Through Certificates, Series 2005-AR7, Group 1
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                        STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.